                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of report: February 15, 1999


                Volkswagen Credit Auto Receivables Corporation
                ----------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                                   EXHIBITS

        Delaware                     33-80055                   38-2748796
        --------                     --------                   ----------

(State of Incorporation)     (Commission File Number)     (IRS Employer Id. No.)


                3800 Hamlin Road, Auburn Hills, Michigan 48326
                ----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (248) 340-4938

                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

            The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended February 15, 1999, provide to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    Designation              Description                 Method of Filing
    -----------              -----------                 ----------------

    Exhibit 20           Report for the month ended     Filed with this report.
                         February 15, 1999 provided to
                         Chemical Bank, as trustee
                         under the Volkswagen
                         Credit Auto Master Trust,
                         Series 1996-1


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Volkswagen Credit Auto Master Trust



                                         By:  Volkswagen Credit Auto
                                              Receivables Corporation


                                         By: /s/ Allen L. Strang
                                             ---------------------
                                                 Allen L. Strang